Goodwill	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
Goodwill

The Company performed its annual goodwill impairment test as of December 31, 2014. The Company elected to bypass the qualitative assessment given the recent decline in market conditions in the offshore drilling industry. The annual impairment test resulted in the Company recognizing an impairment loss of $480.6 million. The impairment loss is primarily due to declining day rates and our future expectations for day rates in the sector. These have been trending lower as a result of the recent decline in the price of oil, which has impacted the spending plans of our customers. The estimated fair values were derived using an income approach which estimated discounted future cash flows. Our estimated future free cash flows are primarily based on our expectations around day rates, drilling unit utilization, operating costs, capital and long term maintenance expenditures and applicable tax rates. The cash flows are estimated over the remaining useful economic lives of the assets but no longer than 30 years in total, and discounted using an estimated market participant Weighted average cost of capital of 9.5%.

The assumptions used in the Company's estimated cash flows were derived from unobservable inputs and are based on management's judgments and assumptions available at the time of performing the impairment test.

In the year ended December 31, 2014, we reflected a loss on impairment related to the goodwill of $480.6 million. In the years ended December 31, 2013 and 2012 no impairment losses were recognized or accumulated.

For the years ended December 31, 2013 and 2012 the Company performed a qualitative assessment which determined that it was more-likely-than-not that the fair value was not less than the carrying amount. As a result it was not considered necessary to perform the two step goodwill impairment test and no impairment losses were recognized.